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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 3, 1998

                        COMMISSION FILE NUMBER 1-6828

                       STARWOOD HOTELS & RESORTS TRUST
            (Exact name of registrant as specified in its charter)

                                   MARYLAND
                         (State or other jurisdiction
                      of incorporation or organization)

                                  52-0901263
                     (I.R.S. employer identification no.)

                     2231 EAST CAMELBACK ROAD., SUITE 410
                           PHOENIX, ARIZONA  85016
                   (Address of principal executive offices,
                             including zip code)

                                (602) 852-3900
             (Registrant's telephone number, including area code)

                       COMMISSION FILE NUMBER:  1-7959

                  STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
            (Exact name of registrant as specified in its charter)

                                   MARYLAND
                         (State or other jurisdiction
                      of incorporation or organization)

                                  52-1193298
                     (I.R.S. employer identification no.)

                     2231 EAST CAMELBACK ROAD, SUITE 400
                           PHOENIX, ARIZONA  85016
                       (Address of principal executive
                         offices, including zip code)

                                (602) 852-3900
            (Registrant's telephone number,  including area code)

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ITEM 5.  OTHER EVENTS

         On February 3, 1998, the following Supplement to the Joint Proxy Statement/Prospectus dated January 14, 1997 was first mailed to the stockholders and shareholders of Starwood Lodging and to the stockholders of
ITT:


STARWOOD HOTELS &              STARWOOD HOTELS &            ITT CORPORATION
  RESORTS TRUST             RESORTS WORLDWIDE, INC.

                                SUPPLEMENT TO
                            JOINT PROXY STATEMENT
                                     FOR
              SPECIAL MEETINGS OF SHAREHOLDERS AND STOCKHOLDERS
                    OF STARWOOD HOTELS & RESORTS TRUST AND
                  STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                       TO BE HELD ON FEBRUARY 18, 1998

              SPECIAL MEETING OF STOCKHOLDERS OF ITT CORPORATION
                       TO BE HELD ON FEBRUARY 12, 1998

     This Supplement to the Joint Proxy Statement/Prospectus is being furnished to shareholders of record of Starwood Hotels & Resorts Trust (the "Trust") on January 20, 1998 and stockholders of record of Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation" and, together with the Trust, "Starwood Lodging") on January 20, 1998 in connection with the solicitation of proxies by the Trust's Board of Trustees and the Corporation's Board of Directors for use at the Trust's Special Meeting of Shareholders and the Corporation's Special Meeting of Stockholders, respectively, to be held on February 18, 1998 at 10:00 a.m. and 10:30 a.m., local time, respectively, and at any and all adjournments or postponements thereof (the "Starwood Lodging Meetings").

     This Supplement is also being furnished to stockholders of record of ITT Corporation ("ITT") on December 19, 1997 in connection with the solicitation of proxies by ITT's Board of Directors for use at ITT's Special Meeting of Stockholders to be held on February 12, 1998 at 11:30 a.m., local time, and at any and all adjournments or postponements thereof (the "ITT Meeting" and, together with the Starwood Lodging Meetings, the "Special Meetings").

     This Supplement is first being sent on February 3, 1998 to shareholders of the Trust, stockholders of the Corporation and stockholders of ITT entitled to receive notice of and vote at the Special Meetings. Shareholders of the Trust, stockholders of the Corporation and stockholders of ITT should consider the information contained herein together with the information contained in the Joint Proxy Statement/ Prospectus. Please contact the Information Agent, D.F. King & Co., Inc., at (800) 290-6428 if you would like to receive an additional copy of the Joint Proxy Statement/Prospectus.


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                             RECENT DEVELOPMENTS

     On February 2, 1998, the Clinton Administration released its budget proposals. Included among the proposals was a provision affecting paired share REITs, such as Starwood Lodging. The Administration's proposal, if enacted by Congress, would restrict acquisitions of properties by Starwood Lodging in circumstances where the property is to be managed by the Corporation. Under the proposal, with respect to property acquired by Starwood Lodging following the date of first action by a Congressional Committee on the budget proposal the Trust and the Corporation would be treated as one entity. Enactment of the proposal would make it difficult for Starwood Lodging to acquire additional hotels in the same manner as it has in the past. Under the proposal, pending transactions, including the acquisition of ITT by Starwood Lodging, and existing properties would not be affected, and it is Starwood Lodging's understanding that its management or franchising activities with third parties would not be affected.

     Although Starwood Lodging intends to oppose the Administration's proposal, it believes that, even if the proposal is adopted in its current form, Starwood Lodging should be able to modify its structure to enable it to continue to make future real estate acquisitions, although no assurance can be given in that regard. See "Risk Factors -- Tax Risks -- Failure to Qualify as a REIT" in the Joint Proxy Statement/Prospectus.

     The Trust Board and the Corporation Board have considered the Administration's proposal and have reaffirmed their recommendations that shareholders of the Trust and stockholders of the Corporation vote FOR approval of the proposals to be considered by shareholders of the Trust and stockholders of the Corporation set forth in the Joint Proxy Statement/Prospectus. The ITT Board has also considered the Administration's proposal and has reaffirmed its recommendations that shareholders of ITT vote FOR approval of the proposal to be considered by stockholders of ITT set forth in the Joint Proxy Statement/ Prospectus.

     Enclosed herewith to shareholders of the Trust and stockholders of the Corporation are forms of proxies solicited by the Trust's Board of Trustees and the Corporation's Board of Directors, respectively, with respect to the Starwood Lodging Meetings and enclosed herewith to stockholders of ITT is a form of proxy solicited by ITT's Board of Directors with respect to the ITT Meeting. Any valid proxy earlier delivered by a shareholder or stockholder in connection with any of the meetings will continue to be voted in accordance with the shareholder instructions specified thereon, unless revoked at any time prior to exercise of such proxy by (i) giving a written notice of revocation bearing a later date than the date of the proxy and delivering such notice as described in the Joint Proxy Statement/Prospectus, (ii) duly executing a subsequent proxy relating to the same shares and delivering such proxy as described in the Joint Proxy Statement/Prospectus or (iii) attending the meeting and voting in person, although attendance at the meeting will not in and of itself constitute a revocation of the proxy.

     Stockholders of ITT will be separately provided with a Form of Election. Stockholders of ITT who have already submitted a Form of Election and do not wish to change their election should ignore such Form of Election. An Election will be properly made only if the Exchange Agent receives, by 5:00 p.m., New York City time, on February 11, 1998, a Form of Election properly completed and signed and accompanied by the certificate or certificates representing the shares of ITT Common Stock to which such Form of Election relates. See "The Merger Agreement -- Election of Stock or Cash" in the Joint Proxy Statement/Prospectus.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


STARWOOD HOTELS & RESORTS TRUST      STARWOOD HOTELS & RESORTS WORLDWIDE, INC.


By: /s/ Ronald C. Brown              By: /s/ Alan M. Schnaid
   --------------------------           ---------------------------------------
        Ronald C. Brown                             Alan M. Schnaid
   Senior Vice President and            Vice President and Corporate Controller
    Chief Financial Officer                   Principal Accounting Officer



Date:  February 3, 1998